Ante5

OIL & GAS

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Investor Presentation
June 2011
OTCBB: ANFC

 Forward Looking Statements
Statements made by representatives of Ante5, Inc. (“Ante5” or the “Company”) during the course of this presentation that are not historical facts are “forward‐looking statements” within the meaning of federal securities laws. These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the global financial crisis, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, our minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic, third‐party relationships, ability to obtain rights to explore and develop oil and gas reserves, financial performance and results, our indebtedness under our senior secured promissory notes, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors. Ante5 undertakes no obligation to publicly update any forward‐ looking statements, whether as a result of new information or future events.
201106 Ante5 Investor Deck V33

Formation
Market Capitalization
Total Debt
Company Management
Ante5 was incorporated on April 9, 2010. The Company was spun off from its former parent company, Ante5, Inc.
(formerly Ante4, Inc.) in June 2010 with Ante5 shares beginning trading on July 1, 2010. Ante5 closed on its first oil and gas mineral lease on November 12, 2010. Since then, it has accumulated a total of over 9,600 net acres targeting the
Bakken & Three Forks trends in North Dakota’s Williston Basin.
~$50 million
No debt. $10 million un-drawn revolving facility is available
Bradley Berman, CEO
James Moe, CFO
Joshua Wert, COO
 Company Snapshot

Regina
Bakken Shale
Bismark
MONTANA
Billings
Williston Basin
SOUTH DAKOTA
WYOMING

Ante5 OIL&GAS

 The Bakken

• Subsurface rock formation
 located within the Williston
 Basin, covering parts of North
 Dakota, Montana and
 Saskatchewan.
• 2008 U.S. Geological Survey
 assessment estimated that there
 are 3.0 to 4.3 billion barrels of
 undiscovered, recoverable oil in
 the Bakken Formation.
Image Source: http://esask.uregina.ca/entry/williston_basin.html

6,000
5,000
4,000
3,000
2,000
1,000
-
5,900
5,102
4,407
4,061
3,646
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011e

160
140
120
100
80
60
40
20
-
Oil Production in the Bakken is expected to exceed 250 million barrels in the next 4-7 years
155
113
80
63
45
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011e

Ante5 OIL&GAS

Well Count
Oil Produced
Producing Well Count at Year End
Total Barrels of Oil Produced (Millions)
 North Dakota Oil Industry
Yellow = 2011 Forecast
Almost 700 new wells were
drilled in 2010. More are
expected to be drilled in
2011 as rig count increases
Source: NDIC Department of Minerals
Yellow: Ante5 Estimates

2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
1,950
1,675
946
623
494
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011e

2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
1,850
1,544
720
622
407
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011e

200
180
160
140
120
100
80
60
40
20
-
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011e

Ante5
OIL&GAS

Permits
Spuds
Rigs
Total Well Permits granted by NDIC
Total Wells Spud by Operators
Peak Rig Count
Permitting activity is a
forecast of future new
wells to be spud
With permitting and rig count
at an all time high, we should
see more than 2,000 new
wells spud in 2011
Analysts expect rig count in
the Bakken to exceed 200
sometime in 2012 or 2013.
 North Dakota Oil Industry

Source: NDIC Department of Minerals
Yellow: Ante5 Estimates
190
163
75
92
53

Technological Breakthrough & Ongoing Evolution
Pace of Bakken Development
11 Billion Barrels?
New technology application (horizontal drilling + multi-stage frac’ing) has created an on-shore resource play that is expected to increase U.S. domestic oil output by 25% within the decade.
Operators continue to evolve completion techniques that are increasing the efficiency and productivity of North Dakota wells.
Record rig activity and advancements in drilling technology is driving the pace of development in the
Bakken. Government and industry officials believe North Dakota’s record crude production will double within a decade. If the forecast is correct, North Dakota could in a few years leapfrog to the
2nd largest oil producing state, trailing only Texas.
In 2008, the U-S Geological Survey estimated that there were 3.0 to 4.3 billion barrels of undiscovered, recoverable oil in the Bakken formation. Because new evidence suggests that actual recoverable barrels is much higher, the government agency will begin to update its assessment in Fall
2011. With the Three Forks / Sanish formation delineating rapidly, some government and industry officials are starting to see indications that the region may reasonably yield between 7 and 11 billions barrels of undiscovered, recoverable oil.
 Favorable Developments in North Dakota

Low Overhead
Diversified
Scalable
Non-Operating expenses are limited to direct drilling and certain operating costs, while most traditional E&P corporate overhead expenditures (e.g., seismic, legal and accounting, R&D,
Geological and Geophysical, etc.) are minimized or eliminated entirely.
Non-Operators leverage their operating partner’s technical capabilities and scale while, by holding only a minority interest in many different wells, diversifying risk across geography and operators throughout the region.
Non-Operators focuses almost exclusively on acreage acquisition. With no exploration or production staff, and no requirement to gain a majority interest in spacing units, the Non-
Operator efficiently deploys capital by cherry picking parcels as it builds a diversified acreage portfolio. Management creates substantial market value by becoming experts at acreage acquisition without the need to add significant general & administration expenses.
 Non-Operator Business Model

Acquire Acreage
Participate in Wells
Sell Oil

64
Spacing Unit (1280 Net Acres)
Well Drilling Process & Timing*
Well
Permitted
Non-Operator
Receives “AFE”
Non-Operator Elects to
Participate in Well
Well Spud
Well Drilled
Well Producing
Oil & Gas Well (Operators)
•Majority interest owners (i.e., operators) may permit a well on a standard spacing unit. Wells are usually permitted on a 2-section spacing unit. Each section is about ~640 acres. As such, a spacing unit is usually 1,280 acres.
Minority Interest (Non-Operators)
•Example: 2 Parcels, 64 net acres each. Totals 128 net acres, or 10% of the 1280 spacing unit.
•Minority interest owners have the right to elect to be pooled into a pro-rata share of costs and revenue in those spacing units in which they own mineral rights.
Day 0
Day 30
Day 60
Day 90
Day 120
Day 180
* Timeline can be shorter or longer depending primarily on factors affecting successful drilling and completion of a well that are both within and beyond the operator’s control.
 Well Operations

Maximize Bakken / Three Forks Exposure as a Non-Operator

Opportunistically Acquire Acreage

Maintain Financial Flexibility and Strong Balance Sheet

Ante5 OIL & GAS

Non-Operator
Acreage Acquisition
Financial Flexibility
• ~9,600 net acres (and growing) in the play. Acreage is primarily in Williams,
 Mountrail & Dunn Counties in North Dakota.
•  Substantial permitting activity on Ante5 acreage
•  40 gross (0.90 net) wells (Permitted, Preparing to Drill, Drilling, Awaiting Completion, Completing & Producing)
   •  Continue to cultivate strategic alliance with two men local to North Dakota.
 One is a ~25-year landman, the other a ~25-year geologist. Together, they own more than 20% of Ante5 and they have represented & warranted title of all leases assigned to Ante5 by them.
   •  Develop additional acreage acquisition channels (e.g., direct to mineral owners, via contract landmen, etc.)
•    Capital Raise of $11 million in December 2010
•    ~$2.5 million in Cash on Hand
•    No debt. $10 million un-drawn revolving facility is available
•    Goal: National Exchange listed by Q4 2011 / Q1 2012
 Ante5 Strategy

Bakken & Three Forks Fairway
CANADA
MONTANA
NORTH DAKOTA
Divide
Burke
Renville
Williams
Mountrail
Ward
Mckenzie
Mclean
Dunn
Mercer
Oliver
Billings
Golden Valley
Stark
Morton
Slope
Hettinger
Grant

Williams
Mountrail

Ante5
OIL&GAS

 Strategic Acreage Position

Ante5 Acreage is located primarily in Williams,
Mountrail & Dunn Counties.
* This map does not include all of Ante5’s leaseholds in Williams & Mountrail. A
PDF version of our full leasehold map is available at
www.ante5oil.com/Leaseholds
Zoom in on Ante5’s Williams & Mountrail Acreage*

SLAWSON

BRIGHAM
Exploration Company

HESS

Continental
RESOURCES

NEWFIELD

WHITING

NPE
North Plains Energy, LLC

Hunt
OIL COMPANY

XTO
ENERGY

EOG Resources

Ursa
RESOURCES GROUP

OXY

PETRO - HUNT
ph
L.L.C.

Ante5
OIL&GAS

 Diversified Operating Partners

20 Wells
As per May 16, 2011 Press Release

Well	Operator	County	Status	WI%
Burke 24-08H	EOG	Mountrail	Producing	1.56
Revolver 31-35H	Slawson	Mountrail	Producing	1.56
Olson 15-36H	Hess	Williams	Producing	1.04
EN-Will Trust B-157-94-2635H-2	Hess	Mountrail	Producing	0.48
EN-Will Trust B-157-94-2635H-3	Hess	Mountrail	Producing	0.48
Hodenfield 15-23H	Hess	Williams	Producing	0.47
Scanlan 3-5H	North Plains	Williams	Producing	0.16
Christensen 159-102-8-5-1H	Newfield	Williams	Completing	29.99
A.Tufto 18-19 #1-H	Brigham	Williams	Completing	7.15
EN-Will Trust B-157-94-2635H-1	Hess	Mountrail	Completing	0.48
Tempe #1-29H	Continental	Divide	Completing	0.39
Weyrauch 15-11H	Hess	Williams	Awaiting Completion	8.28
Marshall 1-13H	Continental	Dunn	Awaiting Completion	1.17
Love 11-2 #1H	Ursa	Williams	Drilling	6.25
Clearwater 1-24-25H 1	Hunt	Mountrail	Drilling	1.04
Kannegeiter 160-90-17-P-1H	OXY	Burke	Drilling	1.04
En-Charles Wood-157-94-1720H-1	Hess	Mountrail	Drilling	0.65
Talkington 21-30TFH	Whiting	Stark	Drilling	0.40
White 157-100-17B-20-1H	Petro-Hunt	Williams	Prep. to Drill	1.56
Vanville 22-2635H	EOG	Burke	Prep. to Drill	1.04

20 Additional Permits
As of June 21, 2011

Well	Operator	County	Status	Preliminary WI%
Pasternak Trust 157-100-18A-19-1H	Petro-Hunt	Williams	Permitted	7.82
Jorgenson 158-94-12C-1-H	Petro-Hunt	Mountrail	Permitted	1.56
Jackman 156-100-11-2-1H	Newfield	Williams	Permitted	1.49
Clearwater 26-23	Hunt	Mountrail	Permitted	1.25
En-Jorstad-157-94-0904H-1	Hess	Mountrail	Permitted	1.19
En-Jorstad-157-94-0904H-2	Hess	Mountrail	Permitted	1.19
En-Jorstad-157-94-0904H-3	Hess	Mountrail	Permitted	1.19
Miller 157-101-12C-1-1H	Petro-Hunt	Williams	Permitted	1.13
Vanville 21-2635H	EOG	Burke	Permitted	1.04
Vanville 23-2635H	EOG	Burke	Permitted	1.04
Vanville 24-2635H	EOG	Burke	Permitted	1.04
Opedahl 21x-11	XTO	Williams	Permitted	0.98
Probe 1-19-30H	Slawson	Mountrail	Permitted	0.77
Lindy 156-100-10-3-1H	Newfield	Williams	Permitted	0.67
Go-Soine A-156-97-3229H-1	Hess	Williams	Permitted	0.39
Pankowski 4-6H	North Plains	Williams	Permitted	0.34
Marcy 1-24H	Continental	Williams	Permitted	0.31
Setterlund 159-94-28B-33-1H	Petro-Hunt	Burke	Permitted	0.20
Opsal 158-99-26A-35-1H	Petro-Hunt	Williams	Permitted	0.14
Helstad 158-99-34D-27-1H	Petro-Hunt	Williams	Permitted	0.14

Total: 40 Gross Wells / 0.90 Net Well

As of June 21, 2011. Includes all wells Permitted, Preparing to Drill, Drilling, Awaiting Completion, Completing & Producing.

North Dakota Peak Rig Count
13
15
11
14
17
25
39
53
92
75
163
190
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011e
All Time High!
178 as of May 2011
Yellow = Ante5 Estimate

Ante5
OIL & GAS

 Ante5 Well Activity

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
50
60
70
80
90
100
110
120
130

110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
50
60
70
80
90
100
110
120
130

Net Present Value* - Asset:

Ante5 OIL&GAS

Gross EUR per Well: 500,000 BOE
Average Well Cost: $8.5 million
Net Revenue Interest: 80.0%
Price of Oil / Gas: $90.00 / $5.00
Key Assumptions
 Well Economics

$7.0 million
$8.5 million
$10.0 million
Well Cost
IRR
IRR
Present Value* - Cash Flow:  $15.0 million
Return of Capital:  ~24 Months
$6.5 million
Conclusions
EUR: 500m BOE
EUR: 600m BOE
*10% Interest Rate
Price ($) / Barrel
Price ($) / Barrel
$100 Oil

Value of a *Single* Acre under Multiple Well Assumptions

Key Assumptions

NPV of 1 Bakken Well:	$6.5 million
Average Acres / Well:	1,280
NPV of 1 Acre (1 Well):	$5,081

$5,081
$10,161
$15,242
$20,322
$25,403
$30,483
$1,494
Ante5 Average Acquisition Cost / Acre
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
Average Number of Wells per Spacing Unit

Ante5 OIL & GAS

 Acreage Economics

Current Holdings
Forecast 1
Forecast 2
Total Acreage
9,640
15,000
20,000
$49
$76
$102
Acreage Valuation (millions)
Other Key Assumptions: NPV of 1 well = $6.5 million, inclusive of well initial drilling and continued operating costs. The model excludes overhead and land acquisition costs.
 Ante5 Economics

Forecast 3
30,000
$152
1 Well
$5,081: Value of an Acre in a Drilling Unit with a Single Well (“1 Well Economics”)
$98
$152
$203
$305
2 Wells
$147
$229
$305
$457
3 Wells
$196
$305
$406
$610
4 Wells
$245
$381
$508
$762
5 Wells
$294
$457
$610
$915
6 Wells
Key Assumption

• Ante5 is a Non-Operator exclusive to the Bakken / Three Forks with an aggressive acreage acquisition strategy and a low-overhead business model.
• We believe Ante5 drilling inventory is currently undervalued compared to
 Bakken peers.
• Ante5 targeting a national exchange listing by Year End 2011 / Early 2012.
 Investment Highlights

Authorization for Expenditure (AFE)
An estimate of the costs of drilling and completing a new oil and gas well that an operator is required to send to all minority
(i.e., Non-Operator) participants in a well. Upon receipt, the Non-Operator has 30 days to elect into the well.

Conventional Play	Exploring for oil or gas via vertical drilling methods .
Unconventional Play	Exploring for oil or gas via horizontal drilling / completion methods .
Spud / Spud Date	A well is spud when an operator begins drilling into the Earth.
Unitization	Process whereby owners of adjoining properties pool leases into a single operated unit.
Held by Production (HBP)	A lease remains in effect as long as oil or gas is produced in paying quantities.
Working Interest	Percentage ownership in an oil & gas lease granting the lessee the right to explore , drill & produce oil & gas from a tract of property.
Gross Well	Any well the company participates in is considered a “gross well ” .
Net Well	Sum of fractional working interest held in all gross wells. For example, a 10% working interest in one gross plus a 5% working interest in another gross well equals 0.15 of a net well.
Frac’ing / Multi-stage Frac’ing
The practice of pumping special fluids down the well under high pressure to fracture the formation, causing it to crack open and createpassages for the reservoir fluids to more easily flow into the wellbore.

Initial Production (IP)	The initial flow rate of a well.
Estimated Ultimate Recovery (EUR)	The estimate total amount of barrels to be produced from an oil well.
Bakken Formation	Shale found in the Williston Basin wherein significant amounts of oil is trapped.
Three Forks Formation	Shale 150 feet below Bakken found in the Williston Basin in which significant amounts of oil is trapped.
Permits	An operator is required to file for a permit to drill a well with the state oil and gas board prior to drilling.
Drilling Unit / Spacing Unit	A surface area, and the subsurface beneath the surface area, established for the purpose of drilling for or producing oil or gas.
 Industry Definitions

Ante5
OIL & GAS
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"The development of horizontal drilling in the oil industry has been compared to the invention of the transistor in the electronics industry."

Ante5
OIL & GAS

www.ante5oil.com
Bradley Berman
Chief Executive Officer
bberman@ante5oil.com
952-426-1851
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